Other Provisions	12 Months Ended
Jun. 30, 2023
Other Provisions1 [Abstract]
Other Provisions	Other provisions

	SA Rand
Figures in million	2023	2022
Provision for silicosis settlement (a)	549	820
Retirement benefit obligation (b)	264	251
Total other provisions	813	1 071
Current portion of other provisions	180	139
Non-current portion of other provisions	633	932
.
Provision for silicosis settlement
Critical accounting estimates and judgements
Significant judgement is applied in estimating the cost that will be required in future to settle any claims against certain of the group’s mines. The ultimate cost may differ from current estimates.

The provision amount was based on estimates of the number of potential claimants, levels of disease progression and take-up rates. These estimates were informed by historic information, published academic research and professional opinion. The key assumptions that were made in the determination of the provision amount include:
•Silicosis prevalence rates
•Estimated settlement per claimant
•Benefit take-up rates
•Disease progression rates
•Timing of cash flows.

A discount rate of 9.5% (2022: 6.5%) (2021: 6.2%) was used, based on South African government bonds with similar terms to the obligation. Refer to note 4 for a discussion on the changes in interest rates that impacted this assumption in 2023.

There is uncertainty with regard to the rate at which potential claims would be reported as well as the benefit take-up rates. Refer to sensitivity analysis on the key assumptions below.

Harmony and certain of its subsidiaries (Harmony group), together with other mining companies, were named in a class action suit for silicosis and tuberculosis which was certified by the Johannesburg High Court in May 2016. On 26 July 2019, the Johannesburg High Court approved the settlement of the silicosis and tuberculosis class action suit between the Occupational Lung Disease Gold Working Group (the Working Group) – representing Gold Fields, African Rainbow Minerals, Anglo American SA, AngloGold Ashanti, Harmony and Sibanye Stillwater – and lawyers representing affected mineworkers (settlement agreement). The mandatory three-month period, during which potential beneficiaries could opt out of the settlement agreement and the audit thereof was completed in December 2019. The Tshiamiso Trust will oversee the tracking and tracing of class members, process all submitted claims, including the undertaking of benefit medical examinations, and pay benefits to eligible claimants. A jointly controlled Special Purpose Vehicle has been set up to act as an agent for the Working Group in relation to certain matters set out in the settlement agreement and trust deed. Claims will be accepted for a twelve-year period with an effective date of December 2019.

The Working Group paid the legal costs of the claimants’ attorneys and other initial amounts as set out in the settlement agreement in 2021. On 31 January 2020, the Working Group commenced the payment of their quarterly administration and benefit contributions to the Tshiamiso Trust to enable the trustees to settle benefits of eligible claimants. Those payments are revisited as necessary annually, based on activities and claims.

Harmony has provided for the estimated cost of the settlement based on actuarial assessments. A portion of the provision has been transferred to current liabilities. The nominal amount for Harmony group is R696 million.
27    Other provisions continued
(a)Provision for silicosis settlement continued
The following is a reconciliation of the total provision for the silicosis settlement:

	SA Rand
Figures in million	2023	2022
Balance at beginning of year	820	854
Change in estimate[1]	(183)	23
Time value of money and inflation component	67	52
Payments[2]	(155)	(109)
Balance at end of year	549	820
Current portion of silicosis settlement provision	180	139
Non-current portion of silicosis settlement provision	369	681
[1] The change in estimate relates mainly to a change in the assumptions due to the availability of actual exit data and an adjustment to the take-up rate, as well as an increase in the discount rates, which resulted in a decrease of the estimated obligation as at 30 June 2023.
[2] These payments comprise of the administration and benefit contributions to the Tshiamiso Trust.

Sensitivity analysis
Management has considered the information available regarding key assumptions, as well as the uncertainties and term of the projections, and determined variances for a reasonable (possible) range to apply to the key assumptions. Information considered included medical data and evidence from the silicosis claim process, which has not changed significantly since the liability was recognised. Management also considered the guidance provided by the actuarial specialists as to what could be a reasonably possible change for each item. The impact of these reasonable possible changes on the assumptions would increase or decrease the provision amount by the following amounts:

	SA Rand
Figures in million	2023	2022
Effect of an increase in the assumption:
Change in benefit take-up rate[1]	81	91
Change in silicosis prevalence[2]	81	91
Change in disease progression rates[3]	61	49
Effect of a decrease in the assumption:
Change in benefit take-up rate[1]	(81)	(91)
Change in silicosis prevalence[2]	(81)	(91)
Change in disease progression rates[3]	(61)	(49)
[1]Change in benefit take-up rate: the take-up rate does not significantly affect the administration fees, but a 10% change results in a proportionate change in the base compensation values.
[2]Change in the silicosis prevalence: the assumptions that will result in a change in the estimated number of cases are either a 10% change in the assumed labour numbers or a 10% change in the disease risk.
[3]Change in disease progression rates: a 10% shorter/longer disease progression period was used, which results in more advanced silicosis cases. This assumption is not applicable to the dependant or TB classes.

The above sensitivity analysis is based on a change in an assumption while holding all other assumptions constant. In practice, this is unlikely to occur, and changes in some of the assumptions may be correlated. A change in the settlement claim amount would result in a change in the provision amount on a Rand for Rand basis.

The ultimate outcome of this matter remains uncertain, with the number of eligible potential claimants successfully submitting claims and receiving compensation being uncertain. The provision recorded in the financial statements is consequently subject to adjustment or reversal in the future.
Retirement benefit obligation
Accounting policy
The group provides medical cover to current employees and certain retirees through certain funds. The medical accounting costs for the defined benefit plan are assessed using the projected unit credit method. The healthcare obligation is measured at the present value of the estimated future cash outflows using government bond interest rates consistent with the terms and risks of the obligation. Actuarial gains and losses as a result of these valuations are recognised in other comprehensive income (OCI) at revaluation date. Actuarial gains and losses recognised in OCI will not be recycled to profit or loss. The future liability for current and retired employees and their dependants is accrued in full based on actuarial valuations obtained annually.
27    Other provisions continued
(b)Retirement benefit obligation continued

Critical accounting estimates and judgements
An updated actuarial valuation is carried out at the end of each financial year. Assumptions used to determine the liability include a discount rate of 13.5%, no increases in employer subsidies (in terms of the agreement), mortality rates according to the SA 1956/62 mortality table (SA ”a mf” tables) (retirement age of 60) and a medical inflation rate of 10.1%
(2022: discount rate of 12.3%, retirement age of 60 and 9.0% inflation rate) (2021: discount rate of 11.2%, retirement age of 60 and 8.5% inflation rate). Management determined the discount rate by assessing South African government bonds with similar terms to the liability. The changes to the discount rate and medical inflation rate are similar to changes in interest and inflation rates in South Africa.

Pension and provident funds
The group contributes to several pension and provident funds governed by the Pension Funds Act, 1956 for the employees of its South African subsidiaries. The pension funds are multi-employer defined contribution industry plans. The group’s liability is therefore limited to its monthly determined contributions. The provident funds are funded on a “monetary accumulative basis” with the member’s and employer’s contributions having been fixed in the constitution of the funds. The Australian group companies make contributions to each employee’s superannuation (pension) funds in accordance with the Superannuation Guarantee Scheme (SGS). The SGS is a Federal Government initiative enforced by law which compels employers to make regular payments to regulated funds providing for each employee on their retirement. The SGS was set at a minimum of 10.5% of gross salary and wages for the 2023 year (2022: 10.0%). The fund is a defined contribution plan. The PNG Superannuation Act 2002 requires a compulsory employer contribution of 8.4% (2022: 8.4%) into an approved superannuation (pension) fund if an employee is appointed for a period of three months or more. The approved superannuation funds are defined contribution plans.

Substantially all the group’s employees are covered by the above mentioned retirement benefit plans. Funds contributed by the group for the 2023 financial year amounted to R1 146 million (2022: R1 125 million).

Post-retirement benefits other than pensions
Harmony inherited post-retirement medical benefit obligations with the Freegold acquisition in 2002, the Moab Khotsong acquisition in 2018 and the Mponeng acquisition in 2021. Except for the above mentioned employees, Harmony has no other post-retirement benefit obligation for the other group employees.

The group’s obligation is to pay a subsidy of 2% for every completed year of employment up to a maximum of 50% of total medical aid contributions, commencing on date of retirement. Should the employee die, either in service or after retirement, this benefit will transfer to his/her dependants. The medical aid tariffs are based on the Bestmed medical scheme (Bestmed) options.

The principal actuarial assumptions used to determine the present value of unfunded obligations are discussed above. In addition, the following was also considered:
•It is assumed that all Continuation and Widow Members (CAWMs) will remain on the current benefit option and income band. For employed members, post-employment contributions were assumed to be equal to the average payable for the current CAWMs membership
•It is assumed that not all employed members will remain employed until retirement therefore estimated resignation and ill-health retirement rates are also taken into account
•It is assumed that 90% of employed members will be married at retirement or earlier death and that wives are four years younger than their husbands.

Through the post-employment medical plan, the group is exposed to a number of risks, the most significant of which are discussed below:
•Change in bond yields: A decrease in the bond yields will increase the plan liability
•Inflation risk: The obligation is linked to inflation and higher inflation will lead to a higher liability
•Life expectancy: The obligation is to provide benefits for the life of the member, so increases in life expectancy will result in an increase in the plan’s liabilities.

The liability is unfunded and will be settled out of cash and cash equivalents when it becomes due. The liability is based on an actuarial valuation conducted during the year ended 30 June 2023, using the projected unit credit method. The next actuarial valuation will be performed on 30 June 2024.
27    Other provisions continued
(b)    Retirement benefit obligation continued
Post-retirement benefits other than pensions continued

	SA Rand
Figures in million	2023	2022
Present value of all unfunded obligations	264	251
Current employees	100	99
Retired employees	164	152

The movement in the retirement benefit obligation is as follows:
Balance at beginning of year	251	247
Contributions paid	(14)	(13)
Other expenses included in staff costs/current service cost	3	4
Finance costs	30	27
Net actuarial gain recognised in other comprehensive income during the year	(6)	(14)
Balance at end of year (non-current)	264	251

The net actuarial gain for 2023 and 2022 is due to the results of the higher real rate of discount assumed and used.

	SA Rand
Figures in million	2023	2022
The net liability of the defined benefit plan is as follows:
Present value of defined benefit obligation	264	251
Fair value of plan assets	—	—
Net liability of defined benefit plan	264	251

Management considered whether a reasonably possible change in any of the key assumptions would have a material impact on the obligation, service cost or finance costs. It was determined that changes would result in an immaterial increase or decrease.

The group expects to contribute approximately R14 million to the benefit plan in 2024. The weighted average duration of the defined benefit obligation is 15.5 years.